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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.   20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported):   SEPTEMBER 30, 1997
                                                    ------------------


                                  U.S. BANCORP
                                  ------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                    1-6880                    41-0255900
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(State or other jurisdiction       (Commission               (I.R.S Employer
     of Incorporation)             File Number)             identification No.)


           601 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA     55402
          ---------------------------------------------------------------
           (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code:     612-973-1111
                                                              ------------


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS

     On August 1, 1997, First Bank System, Inc. (the "Company") completed its acquisition of U.S. Bancorp and adopted the U.S. Bancorp name. Accordingly, the Company's consolidated financial statements and the related supplemental financial data and tables have been restated to give retroactive effect to the merger using the pooling-of-interests method of accounting. The Company is hereby filing with the Securities and Exchange Commission a copy of the supplemental financial statements and related supplemental financial data and tables as Exhibit 99 to this Form 8-K, which exhibit is incorporated into this Item 5 by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c.)  Exhibits (all filed herewith)

          Exhibit 11 - Computation of Primary and Fully Diluted Net Income Per Common Share

          Exhibit 12 - Computation of Ratio of Earnings to Fixed Charges

          Exhibit 23.1 - Consent of Ernst & Young LLP

          Exhibit 23.2 - Consent of Deloitte & Touche LLP

          Exhibit 23.3 - Consent of Coopers & Lybrand L.L.P.

          Exhibit 27 - Financial Data Schedule

          Exhibit 99 - 1996 Supplemental Financial Statements and Supplemental Financial Data and Tables



                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        U.S. BANCORP

                                        By   /s/ David J. Parrin
                                             ----------------------------------
                                             David J. Parrin
                                             Senior Vice President & Controller



DATE:  September 30, 1997
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